INVENTORIES	12 Months Ended
Dec. 31, 2022
Classes of current inventories [abstract]
INVENTORIES [Text Block]
13. INVENTORIES

Inventories consist primarily of materials and supplies and products of the Company’s operations, in varying stages of the production process, and are presented at the lower of weighted average cost or net realizable value.

	December 31, 2022	December 31, 2021
Finished goods - doré	$5,561	$3,735
Work-in-process	9,176	6,409
Stockpile	4,825	9,015
Silver coins and bullion	8,001	10,790
Materials and supplies	37,198	30,664
	$64,761	$60,613

The amount of inventories recognized as an expense during the period is equivalent to the total of cost of sales plus depletion, depreciation and amortization for the period. As at December 31, 2022, mineral inventories, which consist of stockpile, work-in-process and finished goods includes a $9.3 million write down (December 2021 - $7.5 million ) which was recognized in cost of sales during the year.